Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.Registration Statement No. 333-289410 on Form S-8 filed on August 8, 2025 pertaining to the Artivion, Inc. 2020 Equity and Cash Incentive Plan,
2.Registration Statement No. 333-277561 on Form S-3 filed on March 1, 2024,
3.Registration Statement No. 333-272557 on Form S-8 pertaining to the Artivion, Inc. 2020 Equity and Cash Incentive Plan,
4.Registration Statement No. 333-265161 on Form S-8 pertaining to the Artivion, Inc. Amended and Restated Employee Stock Plan,
5.Registration Statement No. 333-258716 on Form S-3 filed on August 11, 2021,
6.Registration Statement No. 333-244319 on Form S-8 pertaining to the CryoLife, Inc. 2020 Equity and Cash Incentive Plan,
7.Registration Statement No. 333-229881 on Form S-8 pertaining to the CryoLife, Inc. Equity and Cash Incentive Plan,
8.Registration Statement No. 333-227473 on Form S-3 filed on September 21, 2018,
9.Registration Statement No. 333-197545 on Form S-8 pertaining to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan,
10.Registration Statement No. 333-182296 on Form S-8 pertaining to the Amended and Restated CryoLife, Inc. 2009 Stock Incentive Plan,
11.Registration Statement No. 333-182297 on Form S-4 filed on June 22, 2012,
12.Registration Statement No. 333-167065 on Form S-8 pertaining to the CryoLife, Inc. Employee Stock Purchase Plan,
13.Registration Statement No. 333-159608 on Form S-8 pertaining to the CryoLife, Inc. 2009 Employee Stock Incentive Plan,
14.Registration Statement No. 333-119137 on Form S-8 pertaining to the CryoLife, Inc. 2004 Employee Stock Incentive Plan, and
15.Registration Statement No. 333-104637 on Form S-8 pertaining to the CryoLife, Inc. 2002 Stock Incentive Plan;

of our reports dated February 18, 2026, with respect to the consolidated financial statements of Artivion, Inc. and subsidiaries and the effectiveness of internal control over financial reporting of Artivion, Inc. and subsidiaries included in this Annual Report (Form 10-K) of Artivion, Inc. and subsidiaries for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Atlanta, Georgia
February 18, 2026